THIRD FORBEARANCE AND AMENDMENT AGREEMENT




                                      Among




                        PHYSICIAN COMPUTER NETWORK, INC.,




                         THE SUBSIDIARIES PARTY HERETO,




                   FLEET BANK, N.A., AS ADMINISTRATIVE AGENT,



                                       and



                            THE LENDERS PARTY HERETO





                            Dated as of April 23, 1999



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                    THIRD FORBEARANCE AND AMENDMENT AGREEMENT



         THIRD FORBEARANCE AND AMENDMENT AGREEMENT, dated as of April 1, 1999, (this "Agreement" or the "Third Forbearance Agreement") among PHYSICIAN COMPUTER NETWORK, INC., a New Jersey corporation (the "Borrower"), the several subsidiaries of the Borrower which are parties hereto (the "Subsidiaries"), the several banks and other financial institutions or entities which are parties hereto (the "Lenders"), and FLEET BANK, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").

                                R E C I T A L S:

         I. The Administrative Agent, Lehman Brothers Commercial Paper, Inc., as arranger and as a Lender, the Lenders and the Borrower entered into a Credit Agreement, dated as of September 10, 1997 (the "Credit Agreement").

         II. The Administrative Agent, the Lenders, the Borrower and certain Subsidiaries of the Borrower (the "Guarantors") also entered into a Guarantee and Collateral Agreement, dated as of September 10, 1997 (the "Guarantee and Collateral Agreement").

         III. On March 3, 1998, the Borrower issued a Securities and Exchange Commission Form 8-K and a press release pursuant to which the Borrower disclosed the existence of certain accounting matters.

         IV. On April 2, 1998, the Borrower issued another press release disclosing, among other things, additional accounting matters and announcing that the Borrower's auditors had withdrawn their opinion with respect to the Borrower's 1996 financial statements. A description of the nature of the disclosures, facts and events described in Recitals III and IV was set forth as Exhibit A annexed to a First Forbearance Agreement (hereinafter defined) and the disclosures, facts and events described in Exhibit A are collectively referred to herein as the "Accounting Matters."

         V. The Accounting Matters have resulted in one or more Events of Default under the Credit Agreement (the "Specified Events of Default").

         VI. As a result of the occurrence of the Specified Events of Default, the Borrower and the Guarantors requested that the Administrative Agent and the other Lenders agree to forbear from pursuing their remedies under, and to amend certain sections of, the Credit Agreement.

         VII. The Administrative Agent, the Required Lenders, the Borrower and the Guarantors entered into a Forbearance and Amendment Agreement, dated as of April 22, 1998, pursuant to and subject to the terms and conditions of which the Administrative Agent and the Required Lenders agreed to forbear from pursuing their remedies until September 30, 1998 (the "First Forbearance Agreement").

         VIII. Under the terms of the Credit Agreement and First Forbearance Agreement, the Loans matured on September 30, 1998.

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         IX. The  Administrative  Agent,  the  Lenders,  the  Borrowers  and the
Guarantors then entered into a Second Forbearance and Amendment Agreement, dated as of September 30, 1998, pursuant to which, among other things, the Borrower agreed to deliver to the Administrative Agent and the Lenders (a) by March 31, 1999, audited financial statements of the Borrower and its Subsidiaries for the fiscal years ending December 31, 1996, 1997 and 1998 and (b) by April 30, 1999, an Acceptable Loan Commitment or an Acceptable Purchase Agreement (as defined therein) (the "Second Forbearance Agreement").

         X. The Borrower is in default under the Second Forbearance Agreement as a result of its failure to deliver the audited financial statements on or before March 31, 1999.

         XI. The Borrower and its subsidiary, Versyss, Incorporated have entered into negotiations to sell the Commercial Business to Holbrook Systems, Inc. (the "Commercial Business Purchaser") for a purchase price of approximately $3,600,000 minus deductions for closing costs, legal fees, accounting fees and stay bonuses of approximately $600,000 and minus payments not to exceed $640,000 to Mission Vacaville Limited Partnership which claims a prior security interest in certain of the assets of the Commercial Business (the "Commercial Business Proceeds").


         XII. The Borrower and the Guarantors have now requested that the Administrative Agent and the Lenders (a) agree to extend to April 30, 1999 the date by which PCN must deliver the audited financial statements, (b) release their security interests in the Commercial Business, (c) agree to a sharing of the Commercial Business Proceeds, (d) agree, conditionally, to a limited reinstatement of the Commitment, and (e) agree to extend the Maturity Date and to forbear from pursuing their remedies for a period to and including August 15, 1999.

         XIII. The Administrative Agent and the Lenders have advised the Borrower and Guarantors that they are willing to agree to the requests of the Borrower and Guarantors on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.                 DEFINITIONS AND REFERENCES.

     1.1 Other Definitions:

         Any capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement, the First Forbearance Agreement and the Second Forbearance Agreement.

     1.2 Amendments of Definitions.

         The following defined terms in the Credit Agreement, the First Forbearance

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Agreement  and the Second  Forbearance  Agreement  are  hereby  amended in their entirety as follows:

         "Acceptable Loan Commitment" means a definitive written commitment which, in the sole judgment of all of the Lenders, is from a financially responsible lending institution to provide to the Borrower a loan or loans in amounts sufficient to enable the Borrower to pay all of its obligations to the Lenders (including principal, interest, fees, including the Extension Fee, and expenses) in full on or before August 15, 1999, which, in the reasonable judgment of all of the Lenders, shall be unconditional except with respect to
(a) matters that are not within the direct control of the applicable lending institution and (b) the execution and delivery of closing documentation contemplated by the commitment and necessary for the consummation of a loan transaction, which are within the power and control of the respective parties to execute and deliver without further approvals and consents.

         "Acceptable Purchase Agreement" means a definitive written agreement which, in the sole judgment of all of the Lenders, is from a financially responsible purchaser to purchase assets or stock of the Borrower for a price that will yield to the Borrower sufficient net, available proceeds to enable the Borrower to pay all of its obligations to the Lenders (including principal, interest, fees, including the Extension Fee, and expenses) in full on or before August 15, 1999, which, in the reasonable judgment of all of the Lenders, shall be unconditional except with respect to (a) matters that are not within the direct control of the applicable purchaser and (b) the execution and delivery of closing documentation contemplated by the agreement and necessary for the consummation of an asset or stock purchase and sale transaction, which are within the power and control of the respective parties to execute and deliver without further approvals and consents.

         "Additional Loan Documents" means all of the documents executed and delivered to the Administrative Agent pursuant to the First Forbearance Agreement, the Second Forbearance Agreement and pursuant to Section 4 of the Third Forbearance Agreement.

         "Maturity Date" means August 15, 1999.

     1.3 Additional Definitions

         The following defined terms shall have the following meanings in the Credit Agreement and this Agreement:

         "Third Forbearance Effective Date" means the date on which the Third Forbearance Agreement is executed by all parties and all of the payments and documents listed in Section 4 of the Third Forbearance Agreement have been received by the Administrative Agent.

         "Securities Litigation" means the class action lawsuit entitled "In Re Physician Computer Network, Inc. Securities Litigation" pending in the United States District Court, District of New Jersey.

     1.4 References to Credit Agreement and Certain Defined Terms.

         From and after the Third Forbearance Effective Date (a) all references herein and in

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any  other  Loan  Document  to the  "Credit  Agreement"  shall be deemed to be a reference to the Credit Agreement as amended pursuant to the First Forbearance Agreement, the Second Forbearance and this Agreement, (b) all references in the Credit Agreement, the Loan Documents or the Additional Loan Documents to the term "Revolving Credit Termination Date" shall be deemed to be a reference to the term "Maturity Date", and (c) all references to the term "Notes" in this Agreement, the Credit Agreement, the Loan Documents and the Additional Loan Documents shall be deemed to be a reference to the amended and restated notes delivered to the Lenders pursuant to the First Forbearance Agreement, as amended pursuant to the Second Forbearance Agreement and this Agreement.

SECTION 2.        ACKNOWLEDGMENTS.

     2.1 Acknowledgment of Debt

         (a) The Borrower hereby acknowledges, confirms and declares that, as of the date hereof, the outstanding principal balance of the Loans is
$15,398,115.89 and that the Extension Fee which Borrower agreed to pay and agreed was earned on the Second Forbearance Date is $1,000,000 and such principal amount, such Extension Fee and all other amounts due to the Lenders under the Credit Agreement are unconditionally owed to the Lenders without any setoff, recoupment, deduction, counterclaim, or defense of any kind or nature to the payment thereof.

         (b) Each of the Guarantors hereby acknowledges, confirms and declares that the amounts owed by the Borrower to the Lenders and described in Section 2.1(a) hereof are owed by each of the Guarantors to the Lenders in accordance with the terms of the Guarantee and Collateral Agreement without any setoff, recoupment, deduction, counterclaim or defense of any kind or nature to the payment thereof.

         (c) The Borrower and the Guarantors hereby acknowledge, confirm and declare that all of their obligations to the Administrative Agent and the Lenders, including, without limitation, the obligations described in Section 2.1 hereof and any additional loans that may be made pursuant to Section 3 hereof are and shall continue to be secured by the security interests granted pursuant to the Guarantee and Collateral Agreement.

     2.2 Acknowledgment of Recitals and Defaults.

         (a) The Borrower and each of the Guarantors acknowledges that the Recitals are true and correct in all material respects.

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         (b)  The  Borrower  and  each  of the  Guarantors  acknowledge  (i) the
Specified  Events of Default and the results and the effects thereof  constitute
and,  notwithstanding  the  execution  of  this  Agreement,   will  continue  to
constitute one or more Events of Default under the Credit Agreement, (ii) the failure of the Borrower and the Guarantors to pay the Loans on September 30, 1998 constituted an Event of Default (the "Maturity Default") and (iii) the failure of the Borrower to deliver the Financial Statements by March 31, 1999 constituted a Default and Termination Event (the "Financial Statements Default") (the Specified Events of Defaults, the Maturity Default and the Financial Statements Default are collectively referred to as the "Existing Defaults").

     2.3 Acknowledgment of Termination of Commitments.

         (a) The Borrower acknowledges and agrees that, as a result of and as of the occurrence of the Specified Events of Default, the Revolving Credit Commitments contained in Section 2.1 of the Credit Agreement and the L/C Commitment contained in Section 3.1 of the Credit Agreement were and, except as set forth in Section 3 hereof remain, irrevocably terminated.

         (b) The Borrower acknowledges and agrees that (i) except as provided in
Section 3 hereof, upon the Lenders' receipt of any payment of principal from and after the date hereof, the Revolving Credit Commitments shall be further reduced and irrevocably terminated by the amount of principal repaid and (ii) the Borrower shall not have any right to borrow and the Lenders shall not have any obligation to re-lend any amount repaid.

     2.4 Acknowledgment of Reservation of Rights.

         The Borrower and the Guarantors acknowledge and agree that nothing contained in this Agreement is or shall be deemed to be (i) a waiver by the Administrative Agent or any of the Lenders of any of the Existing Defaults (ii) a waiver of any of the Lenders' rights and remedies arising from the occurrence of the Existing Defaults, or (iii) a release or waiver by the Administrative Agent or any of the Lenders of any claim, right, or cause of action arising out of, relating to or in connection with the Accounting Matters or the Existing Defaults, all of which are hereby reserved by the Administrative Agent and the Lenders.

     2.5 Application of Cash Collateral Deposit from HealthMatics Proceeds.

         The Borrower and Guarantors acknowledge that the Lenders have applied to the repayment of the Loans the Cash Collateral Deposit of $1,000,000, which was received by the Borrower and its Subsidiary from the sale of the HealthMatics Partnership Interest and which was proceeds of the Lenders' Collateral.

     2.6 Acknowledgment of Advice of Counsel and Other Matters.

         The Borrower and the Guarantors hereby acknowledge that:

         (a) they have been advised by counsel in the negotiation, execution and delivery of this Agreement and the Additional Loan Documents;

         (b) neither the Administrative Agent nor any Lender has any fiduciary relationship


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with or duty to the Borrower or the  Guarantors  arising out of or in connection
with  this  Agreement  or  any  of  the  Additional  Loan  Documents,   and  the
relationship between the Administrative Agent and Lenders, on the one hand, and the Borrower and its Subsidiaries, on the other hand, in connection herewith or therewith is solely that of creditor and debtor; and

         (c) no joint venture is created by this Agreement, the First Forbearance Agreement, the Second Forbearance Agreement, the Credit Agreement or by the Additional Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and its Subsidiaries and the Lenders.

SECTION 3.        CONDITIONAL AND LIMITED REINSTATEMENT OF COMMITMENTS.

     3.1 Limited Reinstatement of Commitment.

         Each Lender  severally  agrees,  subject to the conditions set forth in
Section 3.2 hereof, to reinstate its Commitment and to make additional loans to the Borrower in an amount not to exceed each Lender's (1) pro rata share of the Cash Collateral Deposit and (2) share of the Commercial Business Proceeds actually received by such Lender.

     3.2 Conditions Precedent to Limited Reinstatement.

         Each Lender's conditional agreement to reinstate its pro rata share of the Commitment to the limited extent set forth in Section 3.1 is subject to the conditions that:

         (a) the Borrower shall have satisfied and complied with the covenants in Sections 6.18, 6.19 and 6.20 of the Credit Agreement on or before the dates specified therein or after the expiration of the five day grace period;

         (b) each Lender shall have approved, in its sole discretion, either an Acceptable Loan Commitment or an Acceptable Purchase Agreement;

         (c) no Event of Default (other than the Existing Defaults) or Termination Event shall have occurred under the Credit Agreement, the First Forbearance Agreement, the Second Forbearance Agreement or this Agreement;

         (d) each Lender shall have received from the Borrower (i) a satisfactory cash flow projection for the period from the date of the delivery of the Acceptable Loan Commitment or the Acceptable Purchase Agreement to the anticipated closing date thereunder which demonstrates that the Borrower will have sufficient available cash (including the proceeds of the additional loans to be made pursuant to and subject to the terms of this Agreement) to pay the anticipated and projected expenses of the Borrower through such anticipated closing date, and (ii) if such cash flow projection should indicate that the Borrower does not or will not have sufficient cash to pay such anticipated and

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projected   expenses,   commitments  or  other  assurances  from  a  financially
responsible person or entity to provide the funds necessary to cover the projected deficiency between projected cash and anticipated and projected expenses; and

         (e) each of the Lenders shall have received satisfactory confirmation either that: (i) the proceeds to be received by the Borrower from the Acceptable Loan Commitment or the Acceptable Purchase Agreement will be sufficient to enable the Borrower to consummate a settlement of the Securities Litigation and to pay other obligations of the Borrower that must be paid to consummate a closing under the Acceptable Loan Commitment or the Acceptable Purchase Agreement or (ii) Picower and JA Special Limited Partnership have consented to, and the lead plaintiff and its counsel in the Securities Litigation have consented to or have recommended that the class of plaintiffs in the Securities Litigation consent to, the closing of the Acceptable Loan Commitment and Acceptable Purchase Agreement and to the immediate payment of all obligations of the Borrower to the Lenders from the proceeds thereof.

     3.3 Repayment of Loans.

         The Borrower shall repay all Loans, including any additional Loans made pursuant to this Agreement, on the Maturity Date.

     3.4 Terms of Loans.

         Each Loan made by a Lender pursuant to this Agreement shall be (a) a Base Rate Loan, (b) evidenced by the Amended and Restated Notes delivered pursuant to the First Forbearance Agreement (c) advanced and be payable in accordance with the provisions of Sections 2.9 through 2.16 (inclusive) of the Credit Agreement and (d) shall have the benefit of all Guarantees of the Loans and of all Collateral securing the Loans and the Guarantees.

     3.5 Reborrowing.

         The Borrower agrees that in the event any Loans are made by the Lenders pursuant to this Agreement and such Loans are repaid, any amounts repaid shall not be available for re-borrowing.

SECTION 4.        REPRESENTATIONS AND WARRANTIES.

         To induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

     4.1 Corporate Existence; Compliance with Law.

         Each of the Borrower and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

     4.2 Corporate Power; Authorization; Enforceable Obligations.

         Each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform this Agreement and the Additional Loan Documents. Each Loan Party


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has taken all necessary  corporate  action to authorize the execution,  delivery and performance of this Agreement and the Additional Loan Documents. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the Additional Loan Documents. This Agreement and the Additional Loan Documents have been duly executed and delivered on behalf of each Loan Party thereto. This Agreement and the Additional Loan Documents constitute, and each other Additional Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     4.3 No Legal Bar.

         The execution, delivery and performance of this Agreement and the Additional Loan Documents, will not violate any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).

     4.4 Accuracy of Information, etc.

         No statement or information contained in this Agreement or other document, certificate or statement furnished to the Administrative Agent or the Lenders or any of them, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement, contained as of the date any such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading.

     4.5 Encumbered Assets

         Neither the Borrower nor any Subsidiary owns or has rights in or to any Property (a) that is not subject to the security interests granted to the Administrative Agent and the Lenders or (b) that is in Canada, the United Kingdom or any country other than the United States.

     4.6 Software Protection

         The Borrower and its Subsidiaries have (a) obtained or, where appropriate, continued copyright registrations under applicable law for any and all intellectual property owned by the Borrower and its Subsidiaries that is subject to registration and (b) assigned to the Administrative Agent and granted to the Administrative Agent a security interest in all of such copyright registrations.

     4.7 Credit Agreement, First Forbearance Agreement and Second


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Forbearance  Agreement Representations.

         The representations and warranties contained in Sections 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.17, 4.19, 4.20 and 4.21 of the Credit
Agreement, in Section 3.4, 3.6, 3.7 and 3.8 of the First Forbearance Agreement, in Sections 3.5, 3.6 and 3.7 of the Second Forbearance Agreement and in Section 4 of the Guarantee and Collateral Agreement are true and correct in all material respects as of the date of this Agreement, except that with respect to the representations and warranties in (a) Section 4.8 of the Credit Agreement and
Section 4.2 of the Guarantee and Collateral Agreement, the Borrower and Subsidiaries have granted security interests to Alvarez & Marsal, Inc., subject to and in accordance with the A&M Intercreditor Agreement and to International Business Machines pursuant to the First Forbearance Agreement and (b) Section
4.15 of the Credit Agreement and Section 3.7 of the First Forbearance Agreement, Solion Corp. and Medical Network Systems, Corp., are, as of the date hereof, also each a Subsidiary of the Borrower, and V Holding Corp. has been merged into Versyss Incorporated.

     4.8 Commercial Business Relationship.

         (a) Neither the Borrower nor any of its subsidiaries has any relationships with Commercial Business Purchaser or any of its affiliates, and

         (b) Neither Commercial Business Purchaser nor any of its affiliates owe any monies to the Borrower or any of its Subsidiaries.

SECTION 5.        CLOSING CONDITIONS

         This Agreement shall become effective and binding upon the Lenders upon the Administrative Agent's receipt of the following (which, in the case of documents, agreements, certificates and opinions, must be satisfactory in form and substance to the Administrative Agent and its counsel):

         (a)      Legal Opinions.  Legal opinions of

                  (i) Gordon Altman Butowsky Weitzen Shalov and Wein, counsel to the Borrower and its Subsidiaries.

                  (ii) local counsel in New Jersey to the Borrower.

         (b) Secretary's Certificate. A certificate of the Secretary of the Borrower and its Subsidiaries certifying (i) that attached thereto are true and complete copies of the resolutions, adopted by the Board of Directors of the
Borrower and its Subsidiaries and all other necessary corporate action evidencing approval of the transactions contemplated by this Agreement and (ii) as to the incumbency and specimen signature of each officer of the Borrower and its Subsidiaries executing the Agreement.

         (c) Financial Statements. A report from the Auditors with respect to the status of the financial statements of the Borrower.

         (d) Securities Litigations. A report from the Borrower's attorneys with respect to the status of the settlement of the Securities Litigation.


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         (e) Litigation.  A schedule of any pleadings filed in any legal actions commenced against the Borrower and any of its Subsidiaries since September 30, 1998, and a copy of any such pleadings requested by the Administrative Agent.

         (f) Reaffirmations. An agreement from Picower unconditionally reaffirming his obligations under the Picower Guarantee and an agreement from Picower and JA Special Limited Partnership reaffirming their obligations under the Picower Agreement.

         (g) Second  Amendment to Guarantee and Collateral  Agreement.  A Second
Amendment  to  Guarantee  and   Collateral   Agreement  in  form  and  substance
satisfactory to the Administrative Agent and its counsel.

         (h) Professional Fees. Payment of the fees and expenses of Emmet, Marvin & Martin, LLP and Ernst & Young, LLP, the fees and expenses of counsel of the Lenders and the allocated costs of in-house counsel of the Administrative Agent and the Lenders.

SECTION 6.        AMENDMENTS OF THE CREDIT AGREEMENT

     6.1 Amendments - Existing Sections

         The Credit Agreement is amended by deleting the text of Sections 6.18 and 6.19 and by substituting therefor the following:

         "6.18  Delivery  of  Audited  Financial  Statements.   Deliver  to  the
Administrative Agent and each of the Lenders on or before April 30, 1999 the audited financial statements of the Borrower and its Subsidiaries for the years ended December 31, 1996, December 31, 1997, and December 31, 1998."

         "6.19    Delivery of an Acceptable Loan Commitment or Acceptable
Purchase Agreement. Deliver to Administrative Agent and each of the Lenders on or before May 31, 1999 either an Acceptable Loan Commitment or an Acceptable Purchase Agreement."

     6.2 Amendments - Additional Covenants.

         The Credit Agreement is amended by adding the following Sections 6.20 and 6.21:

         "6.20 Bids. Deliver to the Administrative Agent and each Lender on or before April 26, 1999 a list of all parties that have submitted bids to purchase the assets of the Borrower and the terms of such bids, including, without limitation, the purchase price, the closing date and conditions, if any, to closing.

         "6.21 Use of Proceeds of Commercial Business. The Borrower will use (a) 50% of the Commercial Business Proceeds to reduce the principal balance of the Loans, and (b) 50% of the Commercial Business Proceeds exclusively for working capital and general corporate purposes of the Borrower and its Subsidiaries and not for any purpose that would violate the Credit Agreement.


SECTION 7.        FORBEARANCE

         The Administrative Agent and the Lenders hereby agree, from and after the date hereof to and including the earlier of the Maturity Date or the occurrence of a Termination Event, that the Lenders shall forbear from directing the Administrative Agent to:

         (a) declare the Loans to be due and payable as a result of the occurrence of (i) the Existing Default or (ii) any existing or future violations of the covenants contained in Section 7.1 of the Credit Agreement,

         (b) institute any judicial or non-judicial action or proceeding to enforce or obtain payment of the Loans or to enforce the Lenders' security interests as a result of (i) the Existing Events of Default or (ii) any existing or future violation of the covenants contained in Section 7.1 of the Credit Agreement.

SECTION 8.        TERMINATION EVENTS

         Each of the following shall constitute a "Termination Event" under this
Agreement:

         (a) a Termination Event as defined in the First Forbearance Agreement and the Second Forbearance Agreement, other than events of the kind described in Sections 7(i) and 7(j) of the First Forbearance Agreement.

         (b) any representation or warranty made or deemed made by any Loan Party herein or in any Additional Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such Additional Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made.

         (c) the Borrower  shall fail to comply with the covenants  contained in
Section 6.18, Section 6.19 or Section 6.20 of the Credit Agreement by the dates specified therein and such default shall continue uncured for a period of 5 days, with time being of the essence at the expiration of any such five (5) day period.

         (d) the Borrower  shall fail to comply with the  covenant  contained in
Section 6.21 of the Credit Agreement.

         (e) the occurrence of an Event of Default specified in Sections 8(e) through (l) of the Credit Agreement.

SECTION 9.        REMEDIES; CONSENT TO RELIEF FROM STAY AND OTHER  REMEDIES.

     9.1 Remedies.

         Upon one (1) business day's written notice of the occurrence of a Termination Event of the kind described in Section 7(e) of the First Forbearance Agreement (which notice shall describe in reasonable detail the events and circumstances resulting in a Revised Material Adverse Effect) and immediately upon the occurrence of any other Termination Event, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall:

         (a) terminate the forbearance agreements contained in Section 7 hereof.

         (b) declare all amounts due under the Credit Agreement, this Agreement, under the other Loan Documents and under the Additional Loan Documents, under the Guarantee and Collateral Agreement, and under the Picower Guarantee to be due and payable forthwith, whereupon the same shall be immediately due and payable.

         (c) take any action which the Administrative Agent and the Required Lenders deem necessary or appropriate to collect the Loans and to enforce the rights and remedies under this Agreement, the Credit Agreement, the Guarantee and the Collateral Agreement, the Picower Guarantee, the other Loan Documents, the Additional Loan Documents and under applicable law.

     9.2 Consent to Relief from Stay and Other Remedies

         (a) AS MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS AGREEMENT BY THE ADMINISTRATIVE AGENT AND THE LENDERS AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, (WITHOUT SUCH MATERIAL CONSIDERATION THE ADMINISTRATIVE AGENT AND THE LENDERS WOULD NOT HAVE ENTERED INTO THIS AGREEMENT), THE BORROWER AND ITS SUBSIDIARIES HEREBY AGREE THAT IN THE EVENT THAT THE BORROWER AND/OR ITS SUBSIDIARIES SHALL
(i) FILE WITH ANY BANKRUPTCY COURT OR BE THE SUBJECT OF ANY PETITION UNDER TITLE 11 OF THE U.S. CODE, AS IT MAY BE AMENDED FROM TIME TO TIME ("CODE"), (ii) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER SUCH TITLE 11 OF THE CODE, AS IT MAY BE AMENDED FROM TIME TO TIME, (iii) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS, (iv) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, OR LIQUIDATOR, (v) BE THE SUBJECT OF ANY ORDER, JUDGMENT, OR DECREE ENTERED BY ANY COURT OF COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST SUCH PARTY FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR RELIEF FOR DEBTORS, WHETHER VOLUNTARY OR INVOLUNTARY, THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL THEREUPON BE ENTITLED TO IMMEDIATE RELIEF FROM ANY AUTOMATIC STAY IMPOSED BY SECTION 362 OF TITLE 11 OF THE CODE, AS MAY BE AMENDED FROM TIME TO TIME, OR IMPOSED BY ANY SUCH OTHER PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR RELIEF FOR DEBTORS, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO

ADMINISTRATIVE AGENT AND THE LENDERS AS PROVIDED IN THE CREDIT AGREEMENT, THIS AGREEMENT, THE SECURITY DOCUMENTS OR AS OTHERWISE PROVIDED BY LAW.

         (b) THE BORROWERS AND EACH OF THE SUBSIDIARIES FURTHER AGREE THAT UPON THE OCCURRENCE OF ANY TERMINATION EVENT AND WHETHER OR NOT ANY OF THE EVENTS SET FORTH ABOVE IN SECTION 8.2(A) HAVE OCCURRED, THE BORROWER AND SUBSIDIARIES SHALL TAKE, OR CAUSE TO BE TAKEN, ANY AND ALL ACTIONS NECESSARY: (I) TO PERMIT THE ADMINISTRATIVE AGENT AND THE LENDERS TO PROCEED WITH ANY AND ALL ENFORCEMENT ACTIONS UNDER THIS AGREEMENT, THE CREDIT AGREEMENT, SECURITY DOCUMENTS AND THE ADDITIONAL LOAN DOCUMENTS; AND (II) TO PERMIT THE ADMINISTRATIVE AGENT AND THE LENDERS TO INITIATE AND/OR PROCEED WITH ANY AND ALL FORECLOSURES ON (WHETHER JUDICIAL OR NON-JUDICIAL), AND REALIZATION OF, ANY AND ALL PROPERTY HELD AS SECURITY FOR THE LOANS.

SECTION 10.                RELEASES

         AS MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS AGREEMENT BY THE ADMINISTRATIVE AGENT AND THE LENDERS AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, (WITHOUT SUCH MATERIAL CONSIDERATION ADMINISTRATIVE AGENT WOULD NOT HAVE ENTERED INTO THIS AGREEMENT), BORROWER AND EACH SUBSIDIARY, AND ON BEHALF OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASORS") HEREBY FOREVER WAIVES, RELEASES, REMISES, ACQUITS AND DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER, AND ANY OF ADMINISTRATIVE AGENT'S OR LENDER'S RESPECTIVE PARENTS, AFFILIATES, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, REPRESENTATIVES, SHAREHOLDERS, SUBSIDIARIES AND AFFILIATE CORPORATIONS, CONSTITUENT PARTNERS, ATTORNEYS, ACCOUNTANTS, CONSULTANTS, ADVISORS, SUCCESSORS, HEIRS, ASSIGNS AND BENEFICIARIES, AND EACH OF THEM (COLLECTIVELY, THE "RELEASEES"), OF AND FROM ANY AND ALL CONTROVERSIES, PROMISES, DAMAGES, COSTS, LOSSES, EXPENSES, OBLIGATIONS, INDEBTEDNESS, DEBTS, SUMS OF MONEY, ACCOUNTS, COMPENSATIONS, CONTRACTS, LIABILITIES, BREACHES OF CONTRACTS, BREACHES OF DUTY OF ANY RELATIONSHIP, ACTS, OMISSIONS, MISFEASANCE, MALFEASANCE, RIGHTS, CAUSES OF ACTION, SUITS, JUDGMENTS, CLAIMS, RECOUPMENTS, COUNTERCLAIMS OR DEMANDS, OF EVERY TYPE, KIND, NATURE, DESCRIPTION OR CHARACTER, AND IRRESPECTIVE OF HOW, WHY, OR BY REASON OF WHAT FACTS, WHETHER NOW EXISTING OR THAT COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NAME, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, FIXED OR

CONTINGENT, FORESEEABLE OR UNFORESEEABLE, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, IN LAW, ADMIRALTY OR EQUITY (ANY OF THE FOREGOING, A "CLAIM"), WHICH ANY OF THE RELEASORS PREVIOUSLY HAD FROM THE BEGINNING OF THE WORLD OR NOW HAVE AGAINST ANY OF THE RELEASEES THROUGH THE DATE HEREOF, RELATED TO OR CONNECTED WITH (A) THIS AGREEMENT, THE ADDITIONAL LOAN DOCUMENTS, THE CREDIT AGREEMENT, THE LOANS OR ANY OF THEM OR THE TRANSACTIONS CONTEMPLATED BY ANY OF THE FOREGOING, OR (B) ANY DISCUSSIONS OR ALLEGED ORAL AGREEMENTS AMONG THE RELEASEES AND THE RELEASORS, OR ANY OF THEM, RELATING TO THE LOANS OR ANY OTHER MATTER, WHICH DISCUSSIONS OR ORAL AGREEMENTS ARE NOT EMBODIED IN A WRITTEN AGREEMENT EXECUTED BY A PARTIES INTENDED TO BE BOUND BY SUCH AGREEMENT AND EXPRESSLY STATED TO BE AN AGREEMENT AMONG ALL OF SUCH PARTIES. THE BORROWER, THE SUBSIDIARIES, THE ADMINISTRATIVE AGENT AND THE REQUIRED LENDERS INTEND THAT THIS WAIVER, RELEASE AND DISCHARGE APPLIES TO ALL SUCH CLAIMS THAT ARE BASED ON FACTS OR CIRCUMSTANCES THAT EXISTED PRIOR TO, OR CAME INTO EXISTENCE CONCURRENTLY WITH, OR THAT COME INTO EXISTENCE PRIOR, THE EXECUTION AND DELIVERY OF THIS AGREEMENT BUT WHICH DO NOT RIPEN INTO A RIGHT, CAUSE OF ACTION, CLAIM OR DEMAND UNTIL AFTER THE EXECUTION AND DELIVERY OF THIS AGREEMENT. BORROWER AND EACH OF THE SUBSIDIARIES HEREBY AGREES AND ACKNOWLEDGES THAT FACTS OR CIRCUMSTANCES NOW UNKNOWN TO THE BORROWER AND THE SUBSIDIARIES, AS THE CASE MAY BE, THAT EXISTED PRIOR TO, OR CAME INTO EXISTENCE CONCURRENTLY WITH, THE EXECUTION AND DELIVERY OF THIS AGREEMENT MAY HAVE GIVEN RISE TO CLAIMS THAT ARE PRESENTLY UNKNOWN,
UNANTICIPATED AND UNSUSPECTED, AND THE BORROWER AND EACH SUBSIDIARY FURTHER AGREES THAT THIS SECTION 10 HAS BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT ACKNOWLEDGMENT AND THAT THE BORROWER AND EACH SUBSIDIARY, AS THE CASE MAY BE, NEVERTHELESS HEREBY INTENDS IRREVOCABLY TO WAIVE, RELEASE, REMISE, ACQUIT AND DISCHARGE THE RELEASEES OF AND FROM ANY SUCH UNKNOWN CLAIMS AS AFORESAID, RELATED TO ANY OF THE TRANSACTIONS OR CIRCUMSTANCES DESCRIBED IN THIS SECTION.

SECTION 11.                MISCELLANEOUS

     11.1         Amendments and Waivers.

         None of the terms as provisions of this Agreement may be waived, amended, supplemented or otherwise modified, except in accordance with Section
10.1 of the Credit Agreement.

     11.2         Agreements and Acknowledgments of the Administrative Agent and
Lenders.

         The Administrative Agent and the Lenders:

         (a) (i) acknowledge that the Borrower has not delivered the audited financial statements required under Section 6.1(a) (for the fiscal year ending December 31, 1997) and under Section 6.1(b) (for fiscal year ending December 31,
1998) of the Credit Agreement and (ii) agree that the Borrower's failure to deliver such audited financial statements does not and will not constitute a Termination Event, provided the Borrower delivers such financial statements and the other financial statements required under Section 6.18 of the Credit Agreement to the Administrative Agent and the other Lenders on or before the earlier of (i) five (5) days after such audited financial statements are issued and (ii) April 30, 1999.

         (b) (i) acknowledge that certain of the reports required under Sections 6.2(c) and (d) of the Credit Agreement may be included in the reports required under Section 6.10 of the Credit Agreement and (ii) agree that the Borrower shall not be obligated to provide duplicative reports to the Administrative Agent, provided however, in the event of any conflicts or inconsistencies between the requirements of Section 6.2 and Section 6.10, the requirements of
Section 6.10 shall control.

         (c) agree,  subject to the  satisfaction of the conditions set forth in
Section 5 hereof and of Section 6.21 of the Credit Agreement, to release their security interests in the assets of the Commercial Business.

         (d) the definitions of Acceptable Loan Commitment and Acceptable Purchase Agreement can be amended or modified, and the provisions of Sections
3.2 (b), (d) and (e) hereof can be amended, modified or waived, only with consent and approval of all of the Lenders.

     11.3         Further Assurances.

         At any time and from time to time, promptly after any request by the Administrative Agent, the Borrower and the Subsidiaries will make, execute and deliver, or cause to be made, executed and delivered, and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as the Administrative Agent shall deem necessary any and all such other and further financing statements, continuation statements, certificates, documents, instruments, documents to correct any technical or inadvertent errors or omissions in legal descriptions, and other items as the Administrative Agent, may deem necessary or desirable in order to effectuate and to implement this Agreement and to effectuate, complete or perfect, or to continue and preserve the Liens and security interests granted or intended to be granted under this Agreement, the Credit Agreement, the Security Documents and the Additional Loan Documents.

     11.4         Notices.

         All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered in accordance with Section 10.4 of the First Forbearance Agreement.

     11.5         No Waiver; Cumulative Remedies.

         No failure to exercise and no delay in exercising, on the part of either the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     11.6         Survival of Representations and Warranties.

         All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement.

     11.7         Payment of Expenses.

         The Borrower agrees (a) to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, this Agreement and any amendment, supplement or modification to, this Agreement and the other Additional Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the fees and disbursements of counsel and other advisors to the Administrative Agent, and to each of the Lenders (including the allocated fees and expenses of in-house counsel) (b) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent, (c) to pay, indemnify, and hold the Administrative Agent and each Lender harmless from, any and all recording and filing fees or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the
Additional Loan Documents and any such other documents, and (d) to pay, indemnify, and hold the Administrative Agent and each Lender and their respective officers, directors, employees, affiliates, agents and controlling persons (each, an "indemnitee") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Additional Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the use of proceeds of the Loans and the Third Party Contribution or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided, that the Borrower shall have no obligation hereunder to any indemnitee with respect to indemnified liabilities to the extent such indemnified liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such indemnitee. The agreements in this Section 11.7 shall survive repayment of the Loans and all other amounts payable hereunder.

     11.8         Integration.

         This Agreement and the other Additional Loan Documents represent the entire agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the Additional Loan Documents.

     11.9         GOVERNING LAW.

         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OR CONFLICTS OF LAW.

     11.10        SUBMISSION TO JURISDICTION; WAIVERS.

         THE BORROWER AND EACH OF THE SUBSIDIARIES HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                  (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                  (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                  (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 10.4 OF THE FIRST FORBEARANCE AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

                  (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED

BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

                  (E) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION 11.10 ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

     11.11        WAIVERS OF JURY TRIAL.

         THE BORROWER, THE SUBSIDIARIES, THE ADMINISTRATIVE AGENT AND THE OTHER LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER ADDITIONAL DOCUMENT AND FOR ANY COUNTERCLAIM OR THIRD PARTY CLAIM THEREIN.

     11.12        Credit Agreement.

         Except as amended or modified by this Agreement, the First Forbearance Agreement, and the Second Forbearance Agreement, the Credit Agreement shall remain in full force and effect in accordance with its original terms, provided, however, in the event that there is any inconsistency between this Agreement and any of the Additional Loan Documents and the Credit Agreement, the provisions of this Agreement and the Additional Loan Documents shall control.

     11.13        Counterparts.

         This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

     11.14        Enforceability; Usury.

         In  no  event  shall  any  provision  of  this  Agreement,  the  Credit
Agreement, the Notes, or any other instrument evidencing or securing the indebtedness of the Borrower hereunder ever obligate the Borrower to pay or allow any Lender to collect interest on the Notes or any other indebtedness of the Borrower hereunder at a rate greater than the maximum non-usurious rate permitted by applicable law (herein referred to as the "Highest Lawful Rate"), or obligate the Borrower to pay any taxes, assessments, charges, insurance premiums or other amounts to the extent that such payments, when added to the interest payable on the Notes, would be held to constitute the payment by the Borrower of interest at a rate greater than the Highest Lawful Rate; and this provision shall control over any provision to the contrary.

Without limiting the generality of the foregoing, in the event the maturity of all or any part of the principal amount of the indebtedness of the Borrower hereunder shall be accelerated for any reason, then such principal amount so accelerated shall be credited with any interest theretofore paid thereon in advance and remaining unearned at the time of such acceleration. If, pursuant to the terms of this Agreement, the Credit Agreement or the Notes, any funds are applied to the payment of any part of the principal amount of the indebtedness of the Borrower hereunder prior to the maturity thereof, then (a) any interest which would otherwise thereafter accrue on the principal amount so paid by such application shall be canceled, and (b) the indebtedness of the Borrower hereunder remaining unpaid after such application shall be credited with the amount of all interest, if any, theretofore collected on the principal amount so paid by such application and remaining unearned at the date of said application; and if the funds so applied shall be sufficient to pay in full all the indebtedness of the Borrower hereunder, then the Lenders shall refund to the Borrower all interest theretofore paid thereon in advance and remaining unearned at the time of such acceleration. Regardless of any other provision in this Agreement, the Credit Agreement or in any of the written evidences of the indebtedness of the Borrower hereunder, the Borrower shall never be required to pay any unearned interest on such indebtedness or any portion thereof, and shall never be required to pay interest thereon at a rate in excess of the Highest Lawful Rate construed by courts having competent jurisdiction thereof.

THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date and year first above written.


                                 PHYSICIAN COMPUTER
                                 NETWORK, INC.

                                 By: ________________________________
                                      Name: ___________________________
                                      Title: ____________________________


                                 VERSYSS INCORPORATED

                                 By: ________________________________
                                      Name: Paul M. Antinori
                                      Title:   Vice President


                                 SOLION CORPORATION

                                 By: _______________________________
                                      Name: Paul M. Antinori
                                      Title:   Vice President


                                 WISMER-MARTIN, INC.

                                 By: _______________________________
                                      Name: Paul M. Antinori
                                      Title:   Vice President


                                 INTEGRATED HEALTH SYSTEMS, INC.


                                 By: ________________________________
                                      Name: Paul M. Antinori
                                      Title:   Vice President


                                 PCN HP VENTURE CORP.


                                 By: ________________________________

                                      Name: Paul M. Antinori

                                      Title:   Vice President


                                 PCN SERVICES CORP.


                                 By: ________________________________
                                      Name: Paul M. Antinori
                                      Title:   Vice President

                                 MEDICAL NETWORK SYSTEMS, CORP.

                                 By: ________________________________
                                      Name: Paul M. Antinori
                                      Title:   President

                                 FLEET BANK, N.A., as Administrative
                                 Agent and as a Lender

                                 By: ________________________________
                                      Name: ___________________________
                                      Title: ____________________________


                                 LEHMAN COMMERCIAL PAPER, INC.,

                                 By: ________________________________
                                      Name: ___________________________
                                      Title: ____________________________


                                 BANK OF MONTREAL

                                 By: ________________________________
                                      Name: ___________________________
                                      Title: ____________________________

                                 SKANDINAVISKA ENSKILDA BANKEN AB
                                 (PUBLIC) NEW YORK BRANCH

                                 By: ________________________________
                                      Name: ___________________________
                                      Title: ____________________________

                                 By: ________________________________
                                      Name: ___________________________
                                      Title: ____________________________


                                 FIRST UNION NATIONAL BANK

                                 By: ________________________________
                                      Name: ___________________________
                                      Title: ____________________________

                                 IMPERIAL BANK, A CALIFORNIA
                                 BANKING CORPORATION

                                 By: ________________________________
                                      Name: ___________________________
                                      Title: ____________________________

                                 SOCIETE GENERALE

                                 By: ________________________________
                                      Name: ___________________________
                                      Title: ____________________________


                                 SUMMIT BANK

                                 By: ________________________________
                                      Name: ___________________________
                                      Title: ____________________________

                                 HCM OFFSHORE TRUST

                                 By: ________________________________
                                      Name: ___________________________
                                      Title: ____________________________